                                                                   EXHIBIT 10.39

                           [LETTERHEAD OF BANK EXIM]


                                $25,000,000.00

                                BANK GUARANTEE
                                --------------
                              NO **8/****-**/*/**


CURRENCY       :UNITED STATES DOLLARS
AMOUNT         :US$ 25,000,000.00 (US DOLLARS TWENTY FIVE MILLION)
ISSUED AT      :JAKARTA-INDONESIA
ISSUED DATE    :OCTOBER 21, 1998
MATURITY DATE  :OCTOBER 21, 2000

FOR VALUE RECEIVED, WE THE UNDERSIGNED, PT. BANK EKSPOR IMPOR INDONESIA (PERSERO) JAKARTA PLAZA EXIM BRANCH, JL. JEND GATOT SUBROTO KAV. 36-38 INDONESIA, HEREBY ISSUE OUR IRREVOCABLE, UNCONDITIONAL, TRANSFERABLE DIVISIBLE AND WITHOUT PROTEST OR NOTIFICATION PROMISE TO PAY AGAINST THIS BANK GUARANTEE TO THE ORDER OF **** **** THE BEARER OR HOLDER THERE OF WILL BE PAID AT MATURITY OCTOBER 21, 1998 TO OCTOBER 21, 2000 THE SUM OF US$ 25,000,000.00 (US DOLLARS TWENTY FIVE MILLION) IN THE LAWFUL CURRENCY OF THE UNITED STATES OF AMERICA.

UPON PRESENTATION AND SURRENDER OF THIS BANK GUARANTEE AT THE OFFICE OF PT. BANK EKSPOR IMPOR INDONESIA (PERSERO), PLAZA EXIM BRANCH JL. JEND. GATOT SUBROTO
KAV. 36-38 JAKARTA-INDONESIA SUCH PAYMENT SHALL BE MADE WITHOUT SET OFF AND CLEAR OFF ANY DEDUCTIONS OR CHARGES, FEES OR DEDUCTION OR WITHHOLDING OF ANY NATURE NOW OR HEREAFTER IMPOSED OR LEVIED, COLLECTED, WITHHELD OR ASSESSED BY THE GOVERNMENT OF REPUBLIC OF INDONESIA, OR ANY POLITICAL SUBDIVISION OR AUTHORITY THEREOF THEREIN.

THIS GUARANTEE IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY SECURITIES (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NUMBER ICC 500.

FOR AND ON BEHALF OF
PT BANK EKSPOR IMPOR (PERSERO)
   JAKARTA PLAZA EXIM BRANCH


           [SEAL]


/s/ ****               /s/ ****
-----------------      -----------------
     B.43.8                 B.64.1



ENDORSEMENT BANK INDONESIA
           [SEAL]


/s/ ****
--------------------------